                         RECKSON ASSOCIATES REALTY CORP.
                                  EXHIBIT 32.2
     CERTIFICATION OF MICHAEL MATURO, PRESIDENT, TREASURER, CHIEF FINANCIAL
            OFFICER AND DIRECTOR OF RECKSON ASSOCIATES REALTY CORP.,
  PURSUANT TO SECTION 1350 OF CHAPTER 63 OF TITLE 18 OF THE UNITED STATES CODE

I, Michael Maturo, President, Treasurer, Chief Financial Officer and Director of Reckson Associates Realty Corp. (the "Company"), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

     1) The Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 8, 2006


                                        By /s/ Michael Maturo
                                           -------------------------------------
                                           Michael Maturo,
                                           President, Treasurer, Chief Financial
                                           Officer and Director

A signed original of this written statement required by Section 906 has been provided to Reckson Associates Realty Corp. and will be furnished to the Securities and Exchange Commission or its staff upon request.